SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ALLOCATION FUNDS
WELLS FARGO ALTERNATIVE FUNDS

WELLS FARGO COREBUILDER SHARES

WELLS FARGO DOW JONES TARGET DATE FUNDS
WELLS FARGO DYNAMIC TARGET DATE FUND

WELLS FARGO EQUITY GATEWAY FUNDS

WELLS FARGO INCOME FUNDS

WELLS FARGO INTERNATIONAL EQUITY FUNDS

WELLS FARGO LARGE CAP STOCK FUNDS

WELLS FARGO MONEY MARKET FUNDS

  WELLS FARGO MUNICIPAL INCOME FUNDS

WELLS FARGO SMALL TO MID CAP STOCK FUNDS

WELLS FARGO SMALL, MID, ALL CAP STOCK FUNDS

WELLS FARGO SPECIALTY FUNDS

WELLS FARGO WEALTHBUILDER FUNDS

WELLS FARGO VARIABLE TRUST FUNDS

(Each a "Fund", together the “Funds”)

            Under the section entitled “Policies and Procedures for Disclosure of Fund Portfolio Holdings” in each Fund’s SAI, Section IV is restated in its entirety as follows:

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to select third parties in advance of the monthly release on the Funds’ website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A. Wells Fargo Affiliates. Team members of Wells Fargo & Co. (“Wells Fargo”) and its affiliates who perform risk management functions and provide other services to the Fund(s), as well as the third-party service providers utilized by them to perform such functions and provide such services, shall have full daily access to the portfolio holdings of the Fund(s).

B. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to- day investment management activities. Such disclosure will be subject to confidential treatment.

C. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

D. Funds Management/Wells Fargo Funds Distributor, LLC.

1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to the fund accountant’s system.

2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through FactSet, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3. Funds Management and Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

E. External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds’ accounting agent however, only for those Funds or, for multi-manager Fund(s), the managed portion of the Fund’s portfolio, in which such sub-adviser provides investment advisory services. Certain sub-adviser(s) utilize the services of ENSO Financial Management LLP (“ENSO”) to receive treasury management data analytics. In connection therewith, ENSO may receive full daily portfolio holdings information directly from the Funds’ accounting agent and/or prime broker solely with respect to those Fund(s), or, for multi-manager Fund(s), the managed portion of the Fund’s portfolio, in which such sub-adviser provides investment sub-advisory services. Certain sub-adviser(s) utilize the services of Traiana, Inc. (“Traiana”), a third party provider of an electronic order matching system for certain derivative instruments. In connection therewith, Traiana may receive full daily portfolio holdings information directly from the Funds’ accounting agent and/or prime broker solely with respect to those Fund(s), or, for multi-manager Fund(s), the managed portion of the Fund’s portfolio, in which such sub-adviser provides investment sub-advisory services. Funds Management also utilizes the services of Institutional Shareholder Services (“ISS”) to assist with proxy voting. ISS may receive full Fund portfolio holdings on a weekly basis for the Funds for which it provides services.

F. Rating Agencies. Nationally Recognized Statistical Ratings Organizations (“NRSRO’s”) may receive full Fund holdings for rating purposes.

G. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

H. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report on Form N-MFP.

I. In-Kind Redemptions. In connection with satisfying in-kind redemption requests from Funds by retirement or other employee benefit plans, the plan and independent fiduciaries engaged by the plan and other plan fiduciaries, such as employee benefit review committees, may receive full Fund holdings as reasonably necessary to discharge their duties. Plan service providers may also receive full Fund holdings as reasonably necessary to operationally process such redemptions.

              In addition, the following new Section VII is inserted above the current section entitled “Board Approval” and the remaining sections are re-numbered accordingly:

VII. Other Investment Products. Funds Management and/or its affiliates manage other investment products, including investment companies, offshore funds, and separate accounts. Many of these other investment products have strategies that are the same or substantially similar to those of the Funds and thus may have the same or substantially similar portfolio holdings. The portfolio holdings of these other investment products are made available to clients, investors, and in some cases, third-party sponsors, at different times than portfolio holdings of the Funds are publicly disclosed. It is possible that any recipient of portfolio holdings for these other investment products could trade ahead or against a Fund based on the information received.

May 18, 2017